EXHIBIT 10.4

SUN CONFIDENTIAL	Agreement No. 107188

Amendment No. 3 to the Master Support Agreement
between
Sun Microsystems, Inc. and Borland Software Corporation

THIS AMENDMENT NO. 3 (the “Amendment”) to the Master Support Agreement, as amended (Sun Legal Files Index no. 55709, and 80608, and 97071, respectively) (the “MSA”) between Sun Microsystems, Inc., located at 901 San Antonio Road, Palo Alto, California 94303 (“Sun”) and Borland Software Corporation, located at 100 Enterprise Way, Scotts Valley California, 95066 (“Customer”), is made and entered into by and between the same parties. The parties agree as follows:

1. The parties agree to renew the MSA for a subsequent term commencing December 29, 2001 and ending December 28, 2002 (hereafter, “Renewal Term”).

2. The parties agree to delete Attachments A-4 (Updates and Upgrades for J2SE), A-5 (Java Engineering Connection for PersonalJava and J2SE), and A-6 (TCK for PersonalJava and J2SE).

3. The parties agree to amend Section 1. 1 of Attachment A-7 (Base Porting Kit) and Section 1. 1 of Attachment A-8 (Java Engineering Connection-Gold) of the MSA by adding Java 2 Platform, Standard Edition, (source) to the list of Supported Products and Technologies, so that as amended, the respective sections read:

Section 1.1. Supported Products and Technologies:
Java 2 Platform, Micro Edition, Connected Limited Device Configuration (source) (“CLDC”),
Java 2 Platform, Micro Edition, Mobile Information Device Profile (source) (“MIDP”),
Java 2 Platform, Micro Edition, Connected Device Configuration (source) (“CDC”),
Java 2 Platform, Micro Edition, Foundation Profile (source) (“FP”),
Java 2 Platform, Standard Edition (source) (“J2SE”)

4. Program Fees.

Program Fees for the Renewal Term are *****. Such discount is provided in consideration for Customer contracting for Java Engineering Connection support on all of the licensed platforms. Program Fees are non-transferable, non-refundable and due at Sun within thirty days of the first day of the Renewal Term. The Program Fees are alotted as follows:

a) Java 2 Platform, Enterprise Edition
i) Attachment A-1 (Updates and Upgrades): *****
ii) Attachment A-2 (Java Engineering Connection): *****
iii) Attachment A-3 (TCK Support for J2EE): *****

b) Attachment A-7 (Base Porting Kit): ***** as follows:
i) CLDC: *****
ii) MIDP: *****
iii) CDC: *****
iv) FP: *****
v) J2SE: *****

*****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.

c) Attachment A-8 (Java Engineering Connection — Gold); ***** as follows:
i) CLDC, MIDP, CDC, FP: *****
ii) J2SE: *****

Thereafter, unless otherwise agreed to in a writing signed by both parties, the Program Fees for any subsequent year are as set forth in the current Sun Software and Technology World Wide Price List, and are nonrefundable and due in advance.

Except as expressly amended herein, the MSA shall remain unaltered and in full force and effect. The parties have caused this Amendment to be executed by their authorized representatives.

Sun Microsystems, Inc.		Borland Software Corporation

By:	/s/ Neal Civjan	By:	/s/ Tony de la Lama

Name:	Neal Civjan	Name:	Tony de la Lama

	(printed or typed)		(printed or typed)

Title:	Director, Worldwide Sales Software and Technology Global Sales Operations	Title:	Vice President

Date:	12/21/01	Date:	12-20-01

*****	Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.